Exhibit 99.1

Liquidia Technologies, Inc.

419 Davis Drive, Suite 100

Morrisville, NC 27560

MEDIA RELEASE

www.liquidia.com

Liquidia Corporation Appoints Michael Kaseta Chief Financial Officer

RESEARCH TRIANGLE PARK, N.C., November 30, 2020 - Liquidia Corporation (NASDAQ: LQDA) today announced Michael Kaseta has been appointed Chief Financial Officer (CFO), effective immediately. He succeeds Steve Bariahtaris who has served as Liquidia’s interim CFO since August 2020. Mr. Bariahtaris has agreed to provide assistance to the Company for a short period of time to support a smooth transition.

“After an extensive search and thorough review of many outstanding candidates, it is with great pleasure that, today, we welcome Mike Kaseta to the Liquidia team,” said Neal Fowler, Chief Executive Officer at Liquidia. “I am confident that Mike’s financial expertise, business acumen, relevant therapeutic knowledge, as well as his extensive leadership across companies at varying stages in their lifecycle, make him a well-suited leader to support the execution of our plan and position us for growth as a fully integrated company that now includes RareGen and LIQ861 on the horizon, if approved.”

Mr. Fowler added, “In the four months since being appointed interim CFO, Steve’s contributions to our business were both significant and exceptional, leaving us with a stronger balance sheet and a high-performing finance function. We are very grateful for his unwavering commitment to our business during this time, as well as his close involvement in selecting and onboarding Mike as his successor.”

Mr. Kaseta joins Liquidia with an extensive background in corporate finance, business strategy and the commercialization of biopharma products. Prior to Liquidia, Mr. Kaseta served as the Chief Financial Officer at Aerami Therapeutics, a private biotech company focused on the development of improved therapies for the treatment of severe respiratory diseases, including pulmonary arterial hypertension (PAH). Previously, Mr. Kaseta served as the Chief Financial Officer at Aralez Pharmaceuticals Inc. (Nasdaq: ARLZ) and spent eleven years at Sanofi in a variety of financial roles, culminating in the Chief Financial Officer at Sanofi SA for North America Global Services and the North America Pharmaceutical Region. In this role he managed a $10 billion business covering several product launches and over one hundred products across eight therapeutic areas.

“I am thrilled to join Liquidia at such a pivotal time for the company and to have the opportunity to contribute to its mission to bring much needed treatment options to the PAH community,” said Michael Kaseta, Chief Financial Officer at Liquidia Corporation. “I look very forward to developing a close and productive working relationship with the Liquidia leadership team and to advance our near and long-term strategies for value creation and growth.”

Mr. Kaseta holds a BBA in accounting from James Madison University and is a CPA (inactive) licensed in the state of New Jersey.

About Liquidia Corporation

Liquidia Corporation operates through the company’s subsidiaries, Liquidia Technologies, Inc. and RareGen, LLC (RareGen). The Company, through Liquidia Technologies, Inc., is a late-stage clinical biopharmaceutical company focused on the development and commercialization of products using its PRINT technology. It is focused on developing two product candidates: LIQ861, an inhaled dry powder formulation of treprostinil for the treatment of pulmonary arterial hypertension (PAH), and LIQ865, an injectable, sustained-release formulation of bupivacaine for the management of local post-operative pain for three to five days after a procedure. RareGen provides commercialization for rare disease pharmaceutical products, such as Sandoz Inc.’s generic treprostinil for PAH.

Liquidia Technologies, Inc.

419 Davis Drive, Suite 100

Morrisville, NC 27560

MEDIA RELEASE

www.liquidia.com

Liquidia Corporation is headquartered in Research Triangle Park, NC. For more information, please visit www.liquidia.com.

Cautionary Statements Regarding Forward-Looking Statements

This press release may include forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this press release other than statements of historical facts, including statements regarding our future results of operations and financial position, our strategic and financial initiatives, our business strategy and plans and our objectives for future operations, are forward-looking statements. Such forward-looking statements, including statements regarding clinical trials, clinical studies and other clinical work (including the funding therefor, anticipated patient enrollment, safety data, study data, trial outcomes, timing or associated costs), regulatory applications and related anticipated submission contents and timelines, including potential resubmission of the New Drug Application (NDA) following our receipt of a Complete Response Letter (CRL) in November 2020, the potential for eventual U.S. Food and Drug Administration (FDA) approval of the NDA for LIQ861, the timeline or outcome related to our patent litigation pending in the U.S. District Court for the District of Delaware or its inter partes review with the Patent Trial and Appeal Board (PTAB), the issuance of patents by the U.S. Patent and Trademark Office (USPTO) and our ability to execute on our strategic or financial initiatives, involve significant risks and uncertainties and actual results could differ materially from those expressed or implied herein. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would,” and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives and financial needs. These forward-looking statements are subject to a number of risks discussed in Liquidia’s filings with the SEC, including the impact of the coronavirus (COVID-19) outbreak on our company and our financial condition and results of operations, the ability of Liquidia and RareGen to integrate their businesses successfully and to achieve anticipated cost savings and other synergies, the possibility that other anticipated benefits of the completed merger transaction between Liquidia and RareGen will not be realized, including without limitation, anticipated revenues, expenses, earnings and other financial results, and growth and expansion of the new combined company’s operations, and the anticipated tax treatment, as well as a number of uncertainties and assumptions. Moreover, we operate in a very competitive and rapidly changing environment and our industry has inherent risks. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the future events discussed in this press release may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Nothing in this press release should be regarded as a representation by any person that these goals will be achieved, and we undertake no duty to update our goals or to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise.

Liquidia Technologies, Inc.

419 Davis Drive, Suite 100

Morrisville, NC 27560

MEDIA RELEASE

www.liquidia.com

Contact Information

Media:

Michael Parks

Corporate Communications

484.356.7105

michael.parks@liquidia.com

Investors:

Jason Adair

Vice President, Corporate Development and Strategy

919.328.4400

jason.adair@liquidia.com